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Exhibit 99.2

MUNICIPAL

Assured Guaranty Municipal Corp.
March 31, 2010
Financial Supplement

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (together with its subsidiaries, "Assured Guaranty"), with the U.S. Securities and Exchange Commission ("SEC"), including Assured Guaranty's Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010. Assured Guaranty Municipal Corp. ("AGM") was purchased by Assured Guaranty US Holdings Inc., a subsidiary of Assured Guaranty Ltd., on July 1, 2009. This financial supplement presents financial information since its acquisition, except for statutory data, which is based on full year statutory accounting principles. Purchase accounting adjustments were pushed down to AGM, which affects comparability to periods prior to the acquisition. AGM is a subsidiary of Assured Guaranty Municipal Holdings Inc. ("AGMH"), which terminated its registration with the SEC in July 2009 and no longer files reports with the SEC. For the purposes of this supplement all references to the "Company" shall mean AGM.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Assured Guaranty's forward looking statements could be affected by many events. These events include (1) rating agency action, including a ratings downgrade of Assured Guaranty Ltd. or its subsidiaries and/or of transactions insured by Assured Guaranty Ltd.'s subsidiaries, both of which have occurred in the past; (2) developments in the world's financial and capital markets that adversely affect issuers' payment rates, Assured Guaranty's loss experience, its ability to cede exposure to reinsurers, its access to capital, its unrealized (losses) gains on derivative financial instruments or its investment returns; (3) changes in the world's credit markets, segments thereof or general economic conditions; (4) more severe or frequent losses implicating the adequacy of Assured Guaranty's loss reserves; (5) the impact of market volatility on the mark-to-market of Assured Guaranty's contracts written in credit default swap form; (6) reduction in the amount of reinsurance portfolio opportunities available to Assured Guaranty; (7) decreased demand or increased competition; (8) changes in applicable accounting policies or practices; (9) changes in applicable laws or regulations, including insurance and tax laws; (10) other governmental actions; (11) difficulties with the execution of Assured Guaranty's business strategy; (12) contract cancellations; (13) Assured Guaranty's dependence on customers; (14) loss of key personnel; (15) adverse technological developments; (16) the effects of mergers, acquisitions and divestitures; (17) natural or man-made catastrophes; (18) other risks and uncertainties that have not been identified at this time; (19) management's response to these factors; and (20) other risk factors identified in Assured Guaranty's filings with the SEC. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. Assured Guaranty undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Municipal Corp.

Selected Financial Highlights

(dollars in millions)

	1Q-10	4Q-09	3Q-09
Operating income reconciliation:
Operating income	$168.3	$209.4	$230.7
Plus:
Realized gains (losses) on investments, after tax	3.5	0.5	0.3
Non-credit impairment unrealized fair value gains (losses) on credit derivatives, after tax	(31.8)	169.2	(50.0)
Fair value gains (losses) on committed capital securities, after tax	(1.8)	(15.6)	(33.7)
Gain on bargain purchase	—	—	232.6
Non-economic fair value adjustments and net interest margin of consolidated variable interest entities ("VIEs"), after tax(1)	(11.8)	—	—

Net income attributable to Assured Guaranty Municipal Corp.	$126.4	$363.5	$379.9

Return on equity ("ROE") calculation(2):
ROE, excluding unrealized gain (loss) on investment portfolio	25.5%	80.0%	104.3%
Operating ROE	30.2%	40.7%	53.4%
Other information:
Net debt service outstanding	538,276	583,796	595,811
Net par outstanding	363,925	393,990	401,515
Claims-paying resources	7,045	7,232	7,173
Gross par written	4,929	1,495	1,065

	As of:
	March 31, 2010	December 31, 2009
Reconciliation of book value to adjusted book value:
Book value attributable to Assured Guaranty Municipal Corp.	$1,999.4	$2,074.5
Less after-tax adjustments:
Non-economic fair value adjustments of consolidated VIEs(1)	(190.9)	—
Non-credit impairment unrealized fair value gains (losses) on credit derivatives	(174.6)	(143.5)
Fair value gains (losses) on committed capital securities	1.9	3.6
Unrealized gain (loss) on investment portfolio excluding foreign exchange effect	38.1	75.1

Operating shareholder's equity	$2,324.9	$2,139.3
Less: Deferred acquisition costs, after tax	(57.6)	(17.5)
Plus: Net present value of estimated net future credit derivative revenue, after tax	179.6	191.9
Plus: Net unearned premium reserve on financial guaranty contracts in excess of expected loss, after tax	2,193.8	2,510.6

Adjusted book value	$4,755.9	$4,859.3

(1)
Effective January 1, 2010, new accounting guidance required the deconsolidation of four previously consolidated VIEs and the consolidation of 18 VIEs previously accounted for as insurance contracts. Operating income and operating shareholder's equity reverse the financial effect of consolidating these entities and accounts for them as financial guaranty insurance contracts in order to present the Company's insured obligations on a consistent basis.

(2)
Quarterly ROE calculations represent annualized returns.

Note: Please refer to endnotes for explanation of non-GAAP financial measures.

Assured Guaranty Municipal Corp.

Consolidated Statements of Operations

(in millions)

	1Q-10	4Q-09	3Q-09
Revenues
Net earned premiums	$250.0	$294.9	$280.5
Net investment income	47.8	47.1	44.9
Net realized investment gains (losses)	5.3	0.8	0.5
Change in fair value of credit derivatives:
Realized gains and other settlements	28.1	27.8	28.8
Credit impairment gains (losses) on credit derivatives	2.8	19.7	27.3
Non-credit impairment fair value gains (losses) on credit derivatives	(48.9)	260.2	(76.9)

Net change in fair value of credit derivatives	(18.0)	307.7	(20.8)
Fair value gains (losses) on committed capital securities	(2.7)	(24.0)	(51.8)
Financial guaranty VIE revenues	(22.9)	3.7	4.9
Other income	(1.4)	0.9	34.3

Total Revenues	258.1	631.1	292.5
Expenses:
Loss and loss adjustment expenses	59.0	50.9	0.9
Amortization of deferred acquisition costs	(1.3)	(0.5)	—
Interest expense	1.9	2.1	2.3
Gain on bargain purchase	—	—	(232.6)
Financial guaranty VIE expenses	(0.8)	(0.4)	10.2
Other operating expenses	20.1	31.5	75.9

Total Expenses	78.9	83.6	(143.3)

Income before provision for income taxes	179.2	547.5	435.8
Provision for income taxes	52.8	179.9	61.2

Net income	126.4	367.6	374.6
Less: Noncontrolling interest in consolidated VIEs	—	4.1	(5.3)

Net income attributable to Assured Guaranty Municipal Corp.	126.4	363.5	379.9
Less:
Realized gains (losses) on investments, after tax	3.5	0.5	0.3
Non-credit impairments unrealized fair value gains (losses) on credit derivatives, after tax	(31.8)	169.2	(50.0)
Fair value gains (losses) on committed capital securities, after tax	(1.8)	(15.6)	(33.7)
Gain on bargain purchase	—	—	232.6
Non-economic fair value adjustments and net interest margin of consolidated VIEs, after tax(1)	(11.8)	—	—

Operating income	$168.3	$209.4	$230.7

Effect of refundings and accelerations, net
Earned premiums from refunding and accelerations	$10.8	$36.5	$11.5
Operating income(loss) effect	$7.0	$23.7	$7.5

(1)
Effective January 1, 2010, new accounting guidance required the deconsolidation of four previously consolidated VIEs and the consolidation of 18 VIEs previously accounted for as insurance contracts. Operating income reverses the financial effect of consolidating these entities and accounts for them as financial guaranty insurance contracts in order to present the Company's insured obligations on a consistent basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures.

Assured Guaranty Municipal Corp.

Consolidated Balance Sheets

(dollars in millions)

	As of
	March 31, 2010	December 31, 2009
Assets
Investment portfolio, available-for-sale:
Fixed maturity securities, at fair value	$4,993.0	$5,183.6
Short-term investments	517.3	542.0

Total investment portfolio	5,510.3	5,725.6
Assets acquired in refinancing transactions	143.5	152.4
Note receivable from affiliate	300.0	300.0
Cash	32.9	23.6
Premiums receivable	757.1	787.4
Ceded unearned premium reserve	1,573.2	1,508.6
Reinsurance recoverable on unpaid losses	17.5	13.7
Credit derivative assets	213.6	227.0
Committed capital securities, at fair value	2.9	5.6
Deferred tax asset, net	1,024.6	972.4
Financial guaranty VIE assets(1)	1,498.7	762.3
Other assets	235.4	202.9

Total assets	$11,309.7	$10,681.5

Liabilities and shareholder's equity
Liabilities
Unearned premium reserves	$5,812.0	$6,287.6
Loss and loss adjustment expense reserve	100.6	55.3
Notes payable	142.4	149.1
Credit derivative liabilities	657.4	625.8
Reinsurance balances payable, net	368.2	230.5
Financial guaranty VIE liabilities with recourse(1)	1,663.5	762.7
Financial guaranty VIE liabilities without recourse(1)	191.1	—
Other liabilities	375.1	496.4

Total liabilities	9,310.3	8,607.4
Shareholder's equity
Preferred stock	—	—
Common stock	15.0	15.0
Additional paid-in capital	1,241.8	1,241.8
Retained earnings(1)	690.6	743.4
Accumulated other comprehensive income	52.0	74.3

Total shareholder's equity attributable to Assured Guaranty Municipal Corp.	1,999.4	2,074.5
Noncontrolling interest in consolidated VIEs(1)	—	(0.4)

Total shareholder's equity	1,999.4	2,074.1

Total liabilities and shareholder's equity	$11,309.7	$10,681.5

(1)
Effective January 1, 2010, new accounting guidance required the deconsolidation of four previously consolidated VIEs and the consolidation of 18 VIEs previously accounted for as insurance contracts.

Assured Guaranty Municipal Corp.

Claims Paying Resources and Statutory-basis Exposures(1)

(dollars in millions)

	As of:
	March 31, 2010	December 31, 2009
Claims paying resources
Policyholders' surplus	$863	$909
Contingency reserve	1,357	1,323

Qualified statutory capital	2,220	2,232
Unearned premium reserve	2,229	2,392
Loss and loss adjustment expense reserves	1,252	1,236

Total policyholders' surplus and reserves(1)	5,701	5,860
Present value of installment premiums(2)	846	874
Standby line of credit/stop loss	498	498

Total claims paying resources	$7,045	$7,232

Net par outstanding(1)	$352,809	$381,148
Net debt service outstanding(1)	$525,788	$568,594
Ratios:
Net par outstanding to qualified statutory capital	159:1	171:1
Capital ratio(3)	237:1	255:1
Financial resources ratio(4)	75:1	79:1

(1)
Statutory basis.

(2)
Includes financial guaranty and credit derivatives.

(3)
The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

(4)
The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

Assured Guaranty Municipal Corp.

New Business Production

(dollars in millions)

1Q-10
Consolidated new business production analysis:
Present value of new business production ("PVP")
Public finance—U.S.	$53.6
Public finance—non-U.S.	—
Structured finance—U.S.(1)	0.4
Structured finance—non-U.S.(1)	—

Total PVP	54.0
Less: PVP (a) of credit derivatives	—

PVP of financial guaranty insurance	54.0
Less: Financial guaranty installment premium PVP	0.6

Total: Financial guaranty upfront GWP	53.4
Plus: Financial guaranty installment PVP adjustment(2)	13.8

Total GWP	$67.2

Consolidated financial guaranty gross par written:
Public finance—U.S.	$4,929
Public finance—non-U.S.	—
Structured finance—U.S.	—
Structured finance—non-U.S.	—

Total	$4,929

(1)
These policies represent existing policies that have additional premium and have no par outstanding.

(2)
Includes the difference between management estimates for the discount rate applied to future installments compared to the discount rate used for new financial guaranty insurance accounting standard as well as the changes in estimated term for future installments.

Note: Please refer to endnotes for explanation of non-GAAP financial measures.

Assured Guaranty Municipal Corp.

Financial Guaranty Gross Par Written

(in millions)

	Gross Par Written	Avg. Rating(1)
	1Q-10
Financial Guaranty Gross Par Written by Asset Type Sector:
U.S. Public Finance:
General obligation	$2,073	A
Municipal utilities	1,222	A
Tax backed	1,137	A
Transportation	275	A
Healthcare	168	A
Higher education	24	A
Investor-owned utilities	30	A-

Total U.S. public finance	4,929	A
Non-U.S. Public Finance:
Total non-U.S. public finance	—	—

Total public finance	$4,929	A

U.S. Structured Finance:
Total U.S. structured finance	$—	—
Non-U.S. Structured Finance:
Total non-U.S. structured finance	—	—

Total structured finance	$—	—

Total gross par written	$4,929	A

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Municipal Corp.

Underwriting Gain (Loss)

(in millions)

	3Q-09	4Q-09	1Q-10
Income statement:
Net earned premiums:
Scheduled net earned premiums
Public finance—U.S.	$60.7	$55.3	$43.2
Public finance—non-U.S.	13.3	11.5	9.5
Structured finance—U.S.	189.5	180.6	179.8
Structured finance—non-U.S.	5.5	11.0	6.7

Total scheduled net earned premiums	269.0	258.4	239.2
Net earned premiums from refundings	11.5	36.5	10.8

Total net earned premiums	280.5	294.9	250.0
Realized gains on credit derivatives(1)	28.8	27.8	28.1
Other income	34.3	0.9	(1.4)

Total underwriting revenues	343.6	323.6	276.7
Loss and loss adjustment expenses	0.9	50.9	59.0
Incurred losses (gains) on credit derivatives	(27.3)	(19.7)	(2.8)

Total incurred losses	(26.4)	31.2	56.2
Amortization of deferred acquisition costs	—	(0.5)	(1.3)
Other operating expenses	41.7	25.5	18.8

Total underwriting expenses	15.3	56.2	73.7

Underwriting gain (loss)	$328.3	$267.4	$203.0

(1)
Includes premiums and ceding commissions.

Assured Guaranty Municipal Corp.

Investment Portfolio

As of March 31, 2010

(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income(1)
Investment portfolio, available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government agencies	$67.9	3.5%	2.4%	$67.8	$2.4
Agency obligations	126.5	2.1%	1.5%	126.7	2.6
Foreign government securities	270.5	2.8%	1.8%	254.1	7.7
Obligations of states and political subdivisions	1,830.3	3.5%	3.3%	1,879.5	63.1
Insured obligations of state and political subdivisions(2)	1,736.1	4.8%	4.5%	1,799.3	82.5
Corporate securities	117.0	2.6%	1.8%	117.0	3.1
Mortgage-backed securities ("MBS"):
Residential MBS	457.0	3.9%	3.2%	441.6	17.9
Asset-backed securities	306.5	3.2%	2.2%	307.0	9.8

Total fixed maturity securities	4,911.8	3.8%	3.5%	4,993.0	189.1
Short-term investments	517.9	0.3%	0.2%	517.3	1.7

Total investment portfolio	$5,429.7	3.5%	3.1%	$5,510.3	$190.8

	Fair Value	%
Ratings(3):
U.S. Treasury securities and obligations of U.S. government agencies	$67.8	1.4%
Agency obligations	126.7	2.5%
AAA/Aaa	1,480.3	29.6%
AA/Aa	1,962.9	39.3%
A/A	939.4	18.8%
BBB	139.0	2.8%
Below investment grade ("BIG")	276.9	5.6%

Total fixed maturity securities	$4,993.0	100.0%

Duration of investment portfolio (in years):		5.0

Average ratings of investment portfolio		AA-

(1)
Represents annualized investment income based on amortized cost and pre-tax book yields.

(2)
Reflects obligations of state and local political subdivisions that have been insured by financial guarantors. The underlying ratings of these bonds average A+. Includes $192.3 million insured by AGM.

(3)
Ratings are represented by the lower of the Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P") classifications.

Assured Guaranty Municipal Corp.

Estimated Net Exposure Amortization(1) and Estimated Future Net Premium and Credit Derivative Revenues

(in millions)

			Financial Guaranty Insurance(2)
		Estimated Ending Net Debt Service Outstanding
	Estimated Net Debt Service Amortization		Expected PV Net Earned Premiums	Accretion of Discount	Future Net Premiums Earned	Future Credit Derivative Revenues(3)	Total
2010 (as of March 31)		$538,276
2010 (April 1 - December 31)	$36,578	501,698	$610.6	$11.1	$621.7	$60.6	$682.3
2011	40,264	461,434	568.8	13.8	582.6	71.1	653.7
2012	43,368	418,066	427.0	12.9	439.9	52.0	491.9
2013	35,794	382,272	356.1	12.0	368.1	35.4	403.5
2014	37,050	345,222	311.2	11.2	322.4	23.1	345.5
2010 - 2014	193,054	345,222	2,273.7	61.0	2,334.7	242.2	2,576.9
2015 - 2019	122,211	223,011	1,054.8	45.0	1,099.8	32.1	1,131.9
2020 - 2024	88,753	134,258	578.4	30.6	609.0	2.9	611.9
2025 - 2029	62,178	72,080	329.1	19.7	348.8	2.3	351.1
After 2029	72,080	—	362.3	19.8	382.1	7.0	389.1

Total	$538,276		$4,598.3	$176.1	$4,774.4	$286.5	$5,060.9

(1)
Represents the future expected amortization of current debt service outstanding (principal and interest), assuming no advance refundings, as of March 31, 2010. Actual amortization differs from expected maturities because borrowers may have the right to call or prepay guaranteed and because of management's assumptions on structured finance amortization.

(2)
See page 10 for "Present Value of Financial Guaranty Insurance Losses to be Expensed."

(3)
Excludes UPR contracts with credit impairment or is net of expected losses to be expensed on contracts with expected losses.

Assured Guaranty Municipal Corp.

Present Value of Financial Guaranty Insurance Losses to be Expensed

(in millions)

Expected PV of Net Loss to be Expensed(1)
Financial Guaranty Insurance Losses to be Expensed:
2010 (April 1 - December 31)	$174.4
2011	186.7
2012	110.7
2013	84.9
2014	79.9
2010 - 2014	636.6
2015 - 2019	254.7
2020 - 2024	120.1
2025 - 2029	66.5
After 2029	56.3

Total expected PV	1,134.2
Discount	366.8

Total future value	$1,501.0

(1)
The expected present value of net loss to be expensed is discounted by weighted-average risk free rates ranging from 0% to 5.32%.

Assured Guaranty Municipal Corp.

Financial Guaranty Profile

(in millions)

	As of March 31, 2010		As of December 31, 2009
	Net Par Outstanding	Avg. Rating(1)	Net Par Outstanding	Avg. Rating(1)
U.S. Public Finance:
General obligation	$111,034	A+	$126,375	A+
Tax backed	50,375	A+	53,759	A+
Municipal utilities	46,323	A	49,263	A
Transportation	19,648	A	20,428	A
Healthcare	10,009	A	11,033	A
Higher education	6,669	A+	7,909	A+
Housing	6,175	AA-	6,653	AA-
Infrastructure finance	1,201	BBB	1,201	BBB
Investor-owned utilities	52	BBB+	27	BBB
Other public finance	1,099	A	1,413	A

Total U.S. public finance	252,585	A+	278,061	A+
Non-U.S. Public Finance:
Infrastructure finance	10,698	BBB	11,111	BBB
Regulated utilities	6,653	BBB+	6,845	BBB+
Other public finance	6,461	AA-	6,553	AA-

Total non-U.S. public finance	23,812	A-	24,509	A-

Total public finance	$276,397	A	$302,570	A+

U.S. Structured Finance:
Pooled corporate obligations	$42,930	AAA	$44,597	AAA
Residential mortgage-backed and home equity	13,884	BB	14,343	BB
Financial products	9,653	AA-	10,251	AA-
Consumer receivables	3,171	A-	3,640	BBB
Insurance securitization	368	AA	369	AA
Commercial receivables	96	BBB	96	BBB
Structured credit	81	BBB	81	BBB
Other structured finance	650	A	762	A

Total U.S. structured finance	70,833	AA-	74,139	AA-
Non-U.S. Structured Finance:
Pooled corporate obligations	13,766	AAA	14,271	AAA
Residential mortgage-backed and home equity	1,670	AA-	1,808	AA+
Structured credit	556	BBB	624	BBB
Commercial receivables	241	A	244	A
Consumer receivables	134	AAA	—	—
Insurance securitizations	38	A+	38	A+
Other structured finance	290	AAA	296	AAA

Total non-U.S. structured finance	16,695	AAA	17,281	AAA

Total structured finance	$87,528	AA	$91,420	AA

Total net par outstanding	$363,925	A+	$393,990	A+

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Municipal Corp.

Financial Guaranty Profile (Continued)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of March 31, 2010
	Public Finance—U.S.		Public Finance—non-U.S.		Structured Finance—U.S.		Structured Finance—non-U.S.		Consolidated
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings(1):
Super senior	$—	0.0%	$—	0.0%	$13,680	19.3%	$5,613	33.6%	$19,293	5.3%
AAA	4,281	1.7%	1,297	5.4%	21,508	30.4%	5,920	35.5%	33,006	9.1%
AA	109,701	43.4%	1,406	5.9%	18,807	26.6%	2,296	13.8%	132,210	36.3%
A	116,976	46.3%	7,233	30.4%	4,317	6.1%	1,240	7.4%	129,766	35.7%
BBB	20,451	8.1%	13,507	56.7%	2,264	3.2%	1,546	9.3%	37,768	10.4%
BIG	1,176	0.5%	369	1.6%	10,257	14.4%	80	0.4%	11,882	3.2%

Total net par outstanding	$252,585	100.0%	$23,812	100.0%	$70,833	100.0%	$16,695	100.0%	$363,925	100.0%

Ceded Par Outstanding by Reinsurer and Insurer Financial Strength Rating

Reinsurer	Moody's Rating	S&P Rating	Ceded Par Outstanding	% of Total
Affiliated Companies	A1	AA	$67,717	48.2%
Non-Affiliated Companies:
Radian Asset Assurance Inc.	Ba1	BB-	23,343	16.6%
Tokio Marine & Nichido Fire Insurance Co., Ltd.	Aa2	AA	21,195	15.1%
RAM Reinsurance Co. Ltd.	WR	WR	11,099	7.9%
R.V.I. Guaranty Co. Ltd.	WR	BBB	4,132	2.9%
Syncora Guarantee Inc.	Ca	R	4,132	2.9%
Swiss Reinsurance Company	A1	A+	3,986	2.8%
Mitsui Sumitomo Insurance Co. Ltd.	Aa3	AA-	2,518	1.8%
Other	Various	Various	2,329	1.8%

Non-Affiliated Companies			72,734	51.8%

Total			$140,451	100.0%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Municipal Corp.

Financial Guaranty Profile (Continued)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of March 31, 2010

	Net Par Outstanding	% of Total
U.S.:
Public Finance:
California	$36,815	10.1%
New York	20,931	5.8%
Pennsylvania	18,697	5.1%
Texas	17,212	4.7%
Illinois	16,037	4.4%
Florida	13,800	3.8%
New Jersey	11,567	3.2%
Michigan	11,510	3.2%
Washington	8,720	2.4%
Massachusetts	7,962	2.2%
Other states	89,334	24.5%

Total Public Finance	252,585	69.4%
Structured finance(multiple states)	70,833	19.5%

Total U.S.	323,418	88.9%

Non-U.S.:
United Kingdom	11,586	3.2%
Australia	4,943	1.4%
Canada	4,356	1.2%
France	1,830	0.5%
Italy	1,805	0.5%
Other	15,987	4.3%

Total non-U.S.	40,507	11.1%

Total net par outstanding	$363,925	100.0%

Assured Guaranty Municipal Corp.

Expected Amortization of U.S. and Non-U.S. Structured Finance Net Par Outstanding

(in millions)

	Estimated Net Par Amortization
	U.S. and Non-U.S. Pooled Corporate	U.S. RMBS	Financial Products (GICs)	Other Structured Finance	Total	Estimated Ending Net Par Outstanding
Structured Finance Net Par Amortization:
2010 (as of March 31)						$87,528
2010 (April 1 - December 31)	$10,119	$2,607	$1,360	$2,000	$16,086	71,442
2011	7,126	2,572	777	1,734	12,209	59,233
2012	11,237	1,674	1,384	1,140	15,435	43,798
2013	7,607	1,049	1,075	398	10,129	33,669
2014	10,735	857	824	210	12,626	21,043
2010 - 2014	46,824	8,759	5,420	5,482	66,485	21,043
2015 - 2019	9,579	2,739	1,010	1,044	14,372	6,671
2020 - 2024	179	1,232	692	242	2,345	4,326
2025 - 2029	33	461	511	172	1,177	3,149
After 2029	81	693	2,020	355	3,149	—

Total structured finance	$56,696	$13,884	$9,653	$7,295	$87,528

Assured Guaranty Municipal Corp.

Pooled Corporate Obligations Profile

(dollars in millions)

Distribution of Pooled Corporate Obligations by Ratings as of March 31, 2010

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)
Ratings(1):
Super senior	$18,758	33.1%	28.0%	25.7%
AAA	24,896	43.9%	23.7%	23.5%
AA	9,019	15.9%	32.0%	28.9%
A	2,848	5.0%	24.4%	22.1%
BBB	936	1.7%	11.9%	9.7%
BIG	239	0.4%	38.9%	8.7%

Total exposures	$56,696	100.0%	26.4%	24.7%

Distribution of Pooled Corporate Obligations by Asset Class as of March 31, 2010

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)	Avg. Rating(1)
Asset class:
CLOs/CBOs	$31,168	55.0%	27.1%	25.6%	AAA
Synthetic investment grade pooled corporates	12,207	21.5%	17.4%	15.7%	AAA
Synthetic high yield pooled corporates	10,901	19.2%	37.2%	32.0%	AAA
Market Value CDOs of corporates	1,492	2.6%	17.0%	35.2%	AAA
Trust preferred—banks and insurance	164	0.3%	47.5%	46.3%	A
CDO of CDOs (corporate)(3)	52	0.1%	27.7%	28.5%	A
Other Pooled Corporates	712	1.3%	—	—	A-

	$56,696	100.0%	26.4%	24.7%	AAA

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to AGM's exposure, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the numbers shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to adjustments.

(3)
CDOs are collateralized debt obligations.

Assured Guaranty Municipal Corp.

Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and Type of Exposure as of March 31, 2010

	Prime First Lien(2)	Closed End Seconds ("CES")	HELOC(3)	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs(4)	Total Net Par Outstanding
Ratings:
Super senior	$—	$—	$—	$—	$—	$—	$—	$—
AAA	108	—	437	91	152	1,288	—	2,076
AA	2	39	508	39	—	279	—	867
A	1	—	221	—	—	120	—	342
BBB	—	—	137	—	—	424	31	592
BIG	—	1,131	3,080	1,412	2,232	1,985	166	10,007

Total exposures	$111	$1,170	$4,383	$1,542	$2,384	$4,096	$197	$13,884

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of March 31, 2010

	Prime First Lien	CES	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	NIMs	Total Net Par Outstanding
Year insured:
2004 and prior	$7	$—	$291	$71	$—	$1,296	$—	$1,665
2005	—	—	680	382	129	391	13	1,593
2006	104	451	1,719	539	932	126	86	3,958
2007	—	719	1,692	551	1,323	2,215	98	6,598
2008	—	—	—	—	—	69	—	69

Total exposures	$111	$1,170	$4,383	$1,542	$2,384	$4,096	$197	$13,884

Distribution of U.S. RMBS by Rating(1) and Year Insured as of March 31, 2010

	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
Year insured:
2004 and prior	$—	$1,289	$2	$44	$17	$312	$1,665
2005	—	187	118	—	354	934	1,593
2006	—	310	—	298	—	3,351	3,958
2007	—	290	747	—	151	5,409	6,598
2008	—	—	—	—	69	—	69

Total exposures	$—	$2,076	$867	$342	$592	$10,007	$13,884

% of total	0.0%	15.0%	6.2%	2.5%	4.3%	72.0%	100.0%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
Includes primarily Prime First Lien plus an insignificant amount of other miscellaneous MBS transactions.

(3)
Home equity line of credit ("HELOC") securitizations.

(4)
NIMs are net interest margin securities.

AGM has not insured any U.S. RMBS transactions since 2008.

Assured Guaranty Municipal Corp.

Consolidated U.S. RMBS Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(1)

U.S. CES

	Net Par Outstanding	Pool Factor(2)	Subordination(3)(6)	Cumulative Losses(4)	60+ Day Delinquencies(5)	Number of Transactions
Year insured:
2005	$—	—	—	—	—	—
2006	451	25.4%	—	52.1%	17.0%	2
2007	719	32.1%	—	55.6%	14.6%	9
2008	—	—	—	—	—	—

	$1,170	29.5%	0.0%	54.2%	15.6%	11

U.S. HELOC

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
2005	$680	23.6%	3.7%	7.9%	11.4%	4
2006	1,719	41.9%	2.0%	23.1%	16.5%	7
2007	1,692	57.4%	4.5%	20.5%	7.7%	7
2008	—	—	—	—	—	—

	$4,092	45.3%	3.3%	19.5%	12.0%	18

U.S. Alt-A First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
2005	$382	41.4%	13.7%	5.3%	23.3%	8
2006	539	55.0%	2.2%	9.9%	40.3%	7
2007	551	68.3%	2.9%	9.6%	49.0%	4
2008	—	—	—	—	—	—

	$1,471	56.4%	5.5%	8.6%	39.2%	19

(1)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(3)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or real estate owned ("REO") divided by net par outstanding.

(6)
Many of the CES transactions insured by the Company have unique structures whereby the collateral may be written down for losses without a corresponding write-down of the obligations insured by the Company. Many of these transactions are currently under-collateralized, with the principal amount of collateral being less than the principal amount of the obligation insured by the Company. The Company is not required to pay principal shortfalls until legal maturity (rather than making timely principal payments), and takes the under-collateralization into account when estimating expected losses for these transactions.

Assured Guaranty Municipal Corp.

Consolidated U.S. RMBS Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(1)

U.S. Alt-A Option ARMs

	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)	Number of Transactions
Year insured:
2005	$129	35.3%	7.6%	7.4%	45.3%	3
2006	932	63.3%	7.5%	7.9%	53.3%	6
2007	1,323	69.7%	6.0%	8.6%	47.2%	5
2008	—	—	—	—	—	—

	$2,384	65.3%	6.7%	8.2%	49.5%	14

U.S. Subprime First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
2005	$391	38.5%	46.9%	3.9%	39.5%	6
2006	126	42.9%	43.1%	9.8%	42.9%	2
2007	2,215	72.5%	27.4%	7.7%	51.5%	9
2008	69	74.8%	34.8%	4.5%	33.7%	1

	$2,800	66.5%	31.0%	7.2%	49.0%	18

(1)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(3)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Municipal Corp.

Consolidated U.S. RMBS Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Internal Rating(1), Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(2)

U.S. CES

	Net Par Outstanding	Pool Factor(3)	Subordination(4)(7)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	—	—	—	—	—	—
AA	39	65.0%	—	7.8%	3.2%	1
A	—	—	—	—	—	—
BBB	—	—	—	—	—	—
BIG	1,131	28.3%	—	55.8%	16.0%	10

	$1,170	29.5%	0.0%	54.2%	15.6%	11

U.S. HELOC

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	415	75.9%	7.9%	0.5%	1.1%	3
AA	508	69.6%	10.6%	7.1%	3.8%	2
A	221	65.2%	—	5.9%	3.3%	1
BBB	137	28.2%	16.1%	7.5%	12.1%	1
BIG	2,811	35.6%	1.0%	26.2%	15.8%	11

	$4,092	45.3%	3.3%	19.5%	12.0%	18

U.S. Alt-A First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	20	16.1%	45.5%	5.8%	22.7%	2
AA	39	47.1%	17.8%	1.7%	13.9%	1
A	—	—	—	—	—	—
BBB	—	—	—	—	—	—
BIG	1,412	57.3%	4.5%	8.8%	40.1%	16

	$1,471	56.4%	5.5%	8.6%	39.2%	19

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

(7)
Many of the CES transactions insured by the Company have unique structures whereby the collateral may be written down for losses without a corresponding write-down of the obligations insured by the Company. Many of these transactions are currently under-collateralized, with the principal amount of collateral being less than the principal amount of the obligation insured by the Company. The Company is not required to pay principal shortfalls until legal maturity (rather than making timely principal payments), and takes the under-collateralization into account when estimating expected losses for these transactions.

Assured Guaranty Municipal Corp.

Consolidated U.S. RMBS Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Internal Rating(1), Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(2)

U.S. Alt-A Option ARMs

	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	152	66.7%	3.4%	9.2%	53.7%	1
AA	—	—	—	—	0.0%	—
A	—	—	—	—	—	—
BBB	—	—	—	—	—	—
BIG	2,232	65.2%	6.9%	8.2%	49.2%	13

	$2,384	65.3%	6.7%	8.2%	49.5%	14

U.S. Subprime First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	95	25.3%	81.1%	4.6%	45.3%	2
AA	279	41.1%	42.1%	6.8%	35.6%	2
A	77	23.9%	55.9%	14.2%	44.6%	1
BBB	407	60.2%	28.0%	3.7%	33.3%	6
BIG	1,943	75.2%	26.5%	7.8%	54.5%	7

	$2,800	66.5%	31.0%	7.2%	49.0%	18

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Municipal Corp.

U.S. Consumer Receivables Profile

(dollars in millions)

Distribution of U.S. Consumer Receivables by Rating(1) as of March 31, 2010

	Credit Cards	Auto	Manufactured Housing	Total Net Par Outstanding
Rating:
Super senior	$—	$—	$—	$—
AAA	—	33	87	120
AA	—	—	48	48
A	—	1,568	—	1,568
BBB	88	1,174	—	1,262
BIG	—	—	173	173

	$88	$2,775	$308	$3,171

Average rating(1)	BBB	A-	A-
Avg. initial credit enhancement(2)	13.2%	11.2%	27.6%
Avg. current enhancement(2)	11.7%	26.7%	26.4%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to AGM's exposure, expressed as a percentage of the total transaction size and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to adjustments.

Assured Guaranty Municipal Corp.

Credit Derivative Net Par Outstanding Profile

(dollars in millions)

Distribution of Credit Derivative Net Par Outstanding by Rating

	March 31, 2010
	Net Par Outstanding	%
Ratings(1):
Super senior	$18,496	33.1%
AAA	22,620	40.4%
AA	9,089	16.3%
A	3,487	6.2%
BBB	1,538	2.8%
BIG	691	1.2%

Total credit derivative net par outstanding	$55,921	100.0%

Distribution of Credit Derivative Net Par Outstanding by Sector and Average Rating

	March 31, 2010
	Net Par Outstanding	Average Rating(1)
Public Finance
U.S. public finance	$898	A-
Non-U.S. public finance	2,553	A

Total public finance	$3,451	A

U.S. Structured Finance:
Pooled corporate obligations	$38,712	AAA
Residential mortgage-backed and home equity	380	BBB-
Insurance securitizations	368	AA
Commercial receivables	67	BBB-
Other structured finance	119	B

Total U.S. structured finance	39,646	AAA
Non-U.S. Structured Finance:
Pooled corporate obligations	12,245	AAA
Residential mortgage-backed and home equity	525	AA-
Structured credit	17	BBB
Insurance securitizations	37	A+

Total non-U.S. structured finance	12,824	AAA

Total structured finance	$52,470	AAA

Total credit derivative net par outstanding	$55,921	AAA

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Municipal Corp.

Below Investment Grade Exposures

As of March 31, 2010

(in millions)

	Net Par Outstanding	Internal Rating(1)
BIG Exposures by Asset Type:
U.S. Public Finance:
General obligation	$456	BB
Healthcare	271	BB-
Tax backed	194	BB
Municipal utilities	160	D
Housing	6	B
Higher education	5	BB+
Other public finance	84	B

Total U.S. public finance	1,176	B
Non-U.S. Public Finance:
Infrastructure finance	369	BB

Total non-U.S. public finance	369	BB

Total public finance	$1,545	B
U.S. Structured Finance:
Residential mortgage-backed and home equity	$9,806	B-
Consumer receivables	173	BB
Pooled corporate obligations	159	CCC+
Other structured finance	119	B

Total U.S. structured finance	10,257	B-
Non-U.S. Structured Finance:
Pooled corporate obligations	80	CCC

Total non-U.S. structured finance	80	CCC

Total structured finance	$10,337	B-

Total BIG net par outstanding	$11,882	B-

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S structurd finance obligations that the Company insures and reinsures.

Assured Guaranty Municipal Corp.

Below Investment Grade Exposures (Continued)

As of March 31, 2010

(in millions)

Public Finance BIG Exposures Greater Than $50 Million

Name or Description	Net Par Outstanding	Internal Rating(1)
U.S. Public Finance:
Detroit (City of) School District Michigan	$175	BB
Jefferson County Alabama Sewer	145	D
Jefferson County Alabama School Sales Tax Limited Obligation	144	BB
Detroit (City of) Michigan	137	BB+
Harrisburg (City of) Pennsylvania	86	B
Mashantucket Pequot Tribe—Connecticut	84	B
DeKalb County Medical Center—Georgia	74	BB
St. Barnabas Health System—New Jersey	62	BB

Total	$907
Non-U.S. Public Finance:
Aeroporti Di Roma (ADR) Romulus Finance S.R.L. (Rome Airport)	$212	BB
Cross City Tunnel Motorway Finance Limited	157	BB

Total	$369

Total	$1,276

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Municipal Corp.

Below Investment Grade Exposures (Continued)

As of March 31, 2010

(dollars in millions)

Structured Finance BIG Exposures Greater Than $50 Million

Name or Description	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement	60+ Day Delinquencies(2)
U.S. Structured Finance:
U.S. RMBS:
MABS 2007-NCW	$636	BB	34.6%	68.4%
Countrywide HELOC 2006-I	616	CCC	0.0%	11.6%
MASTR 2007-3 (NEGAM) G1A	568	CCC	7.9%	58.0%
Countrywide HELOC 2006-F	563	CCC	0.4%	29.9%
Option One 2007-FXD2	399	B	19.3%	33.3%
Nomura Asset Accept. Corp. 2007-1	388	CCC	3.6%	47.4%
Harborview 2006-12 (NEGAM)	346	BB	11.7%	56.7%
MARM 2007-1 (FKA MASTR 2007-OA1 NEGAM)	323	CCC	1.9%	36.0%
Countrywide HELOC 2007-A	313	CCC	0.0%	11.9%
Countrywide HELOC 2005-D	313	CCC	0.0%	13.6%
Countrywide 2007-13	286	BB	31.4%	59.3%
Countrywide HELOC 2007-B	282	CCC	0.0%	10.0%
GMACM 2004-HE3	270	B	0.0%	0.0%
Terwin Mortgage Trust 2006-12SL	253	CCC	N/A	18.9%
Indymac 2007-H1 HELOC	233	CCC	0.0%	11.9%
CWABS 2007-4 (Class A-4W)	220	BB	22.2%	42.6%
Terwin Mortgage Trust 2007-1SL	207	CCC	N/A	12.3%
Soundview 2007-WMC1	206	CCC	14.0%	72.4%
Terwin Mortgage Trust 2006-10SL	199	CCC	N/A	14.7%
Harborview 2006-1 (NEGAM)	196	CCC	7.8%	59.8%
Harborview 2007-1 (NEGAM)	195	BB	14.7%	55.9%
Harborview 2006-10 (NEGAM)	159	CCC	3.0%	38.2%
Countrywide HELOC 2005-C	159	B	0.0%	11.2%
CSAB 2006-3	151	CCC	N/A	44.8%
Flagstar HELOC 2006-2	149	CCC	19.5%	15.8%
Renaissance (DELTA) 2007-3	146	B	27.1%	40.5%
NAAC 2007-S2	128	CCC	0.0%	16.8%
AHMA 2007-4 NEGAM	119	CCC	0.0%	30.7%
IMSC 2007-HOA1 NEGAM A-1-2	118	CCC	0.0%	30.5%
Countrywide ALTA 2005-22T	95	B	6.3%	22.0%
CSAB 2006-2	91	CCC	4.6%	39.7%
Deutsche ALT-B 2006-AB1	90	CCC	6.0%	31.8%
Deutsche ALT-B 2006-AB4	80	CCC	0.0%	38.9%
Terwin Mortgage Trust 2005-16HE	75	BB	15.7%	27.6%
ACE 2006-GP1	74	CCC	0.0%	11.9%
CSMC 2007-3	71	CCC	0.2%	36.1%
Countrywide HELOC 2006-H	67	CCC	N/A	22.7%
GSAA 2005-12	66	BB	11.3%	23.6%
ACE 2007-SL1	64	CCC	N/A	15.2%
Terwin Mortgage Trust 2007-6ALT	63	CCC	N/A	79.6%
CWALT 2005-62 (NEGAM)	60	CCC	12.6%	57.2%
Terwin Mortgage Trust 2005-14HE	59	BB	14.7%	25.6%
DSLA 2005-AR5 (NEGAM)	56	CCC	3.9%	34.3%
Luminent 2006-2 (NEGAM)	53	CCC	8.6%	57.1%
CSAB 2006-4	52	CCC	1.7%	38.6%

Total U.S. RMBS	$9,257

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Municipal Corp.

Below Investment Grade Exposures (Continued)

As of March 31, 2010

(dollars in millions)

Structured Finance BIG Exposures Greater Than $50 Million

Name or Description	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement
U.S. Structured Finance:
Other:
NRG Peaker	$119	B	N/A
Synthetic High Yield Pooled Corporate CDO	113	CCC	9.7%
Conseco Finance MH Series 2001-2	97	BB	17.6%
Greenpoint 2000-4	76	BB	15.2%

Total other	$405

Total	$9,662
Non-U.S. Structured Finance:
Synthetic High Yield Pooled Corporate CDO	75	CCC	9.7%

Total	$75

Total	$9,737

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Municipal Corp.

Largest Exposures by Sector

As of March 31, 2010

(in millions)

50 Largest U.S. Public Finance Exposures

	Net Par Outstanding	Internal Rating(1)
Credit Name:
New Jersey (State of)	$2,908	AA-
Massachusetts (Commonwealth of)	2,054	AA
New York (State of)	2,022	AA
Chicago (City of) Illinois	1,690	AA-
New York (City of) New York	1,521	AA-
Massachusetts (Commonwealth of) State Sales Tax	1,472	AA
Houston Texas Water and Sewer	1,461	A+
University of California Board of Regents	1,413	AA
Wisconsin (State of)	1,401	A+
New York City Municipal Water Finance Authority	1,394	AA+
Washington (State of)	1,379	AA
Illinois (State of)	1,358	A+
Pennsylvania (Commonwealth of)	1,322	AA-
Port Authority of New York and New Jersey	1,294	AA-
California (State of)	1,280	A-
Illinois Toll Highway Authority	1,260	AA
Los Angeles California Unified School District	1,254	AA
Atlanta Georgia Water & Sewer System	1,241	BBB+
California (State of) Department of Water Resources	1,209	A-
New York MTA Dedicated Tax	1,134	AA-
Broward County Florida School Board	1,101	AA-
New York MTA Transportation Authority	1,086	A
Arizona (State of)	1,060	AA-
Puerto Rico (Commonwealth of)	1,027	BBB-
Denver (City and County of) Colorado School District No.1	1,015	A+
Massachusetts (Commonwealth of) Water Resources	992	AA
Los Angeles Department of Water & Power—Electric Revenue Bonds	980	AA-
Long Island Power Authority	956	A-
Chicago-O'Hare International Airport	908	A
Connecticut (State of)	906	AA-
San Diego (County of) California Water	901	AA
Kentucky (Commonwealth of)	882	AA-
Michigan (State of)	879	A+
New Jersey Turnpike Authority	874	A
Louisiana (State of) Gas and Fuel Tax	864	A
Michigan (State of) Gas and Motor Vehicle Tax	843	AA
Chicago Illinois Public Schools	839	A+
Detroit (City of) Michigan Sewer	835	A
Oregon (State of)	834	AA-
San Diego California Unified School District	832	AA
California State University System	819	AA-
Skyway Concession Company LLC	806	BBB
Metro Washington Airport	803	AA-
Miami International Airport Miami-Dade County Florida	796	A+
New York State Thruway Highway Trust Fund	782	AA-
Hawaii (State of) Department of Hawaiian Home Lands	781	AA
Philadelphia (City of) Pennsylvania	775	BBB-
Florida (State of)	772	AA+
District of Columbia	770	A+
Austin Texas Combined Utility System	757	AA-

Total top 50 U.S. public finance exposures	$56,542

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Municipal Corp.

Largest Exposures by Sector (Continued)

As of March 31, 2010

(dollars in millions)

50 Largest U.S. Structured Finance Exposures

	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement
Credit Name:
Fortress Credit Opportunities I, LP.	$1,268	AA	28.6%
Synthetic Investment Grade Pooled Corporate CDO	1,126	AAA	13.3%
Stone Tower Credit Funding	1,119	AAA	35.2%
Synthetic High Yield Pooled Corporate CDO	973	AA-	42.2%
Synthetic Investment Grade Pooled Corporate CDO	763	Super Senior	14.7%
Synthetic Investment Grade Pooled Corporate CDO	754	Super Senior	29.4%
Synthetic Investment Grade Pooled Corporate CDO	745	Super Senior	23.4%
Mizuho II Synthetic CDO	735	A	30.7%
Synthetic High Yield Pooled Corporate CDO	730	AA-	40.0%
Synthetic High Yield Pooled Corporate CDO	723	AAA	25.0%
Synthetic Investment Grade Pooled Corporate CDO	652	AAA	17.7%
MABS 2007-NCW	637	BB	34.6%
Countrywide HELOC 2006-I	616	CCC	0.0%
MASTR 2007-3 (NEGAM) G1A	568	CCC	7.9%
Countrywide HELOC 2006-F	563	CCC	0.4%
Synthetic High Yield Pooled Corporate CDO	562	Super Senior	24.3%
Synthetic High Yield Pooled Corporate CDO	523	Super Senior	29.7%
Synthetic High Yield Pooled Corporate CDO	521	Super Senior	24.5%
Synthetic Investment Grade Pooled Corporate CDO	512	Super Senior	14.2%
Eastland CLO, LTD	499	Super Senior	31.8%
Synthetic High Yield Pooled Corporate CDO	492	AA	46.7%
Denali CLO VII, LTD.	462	AAA	20.2%
Americredit 2007-B-F	461	A	19.3%
Avenue CLO V	450	AAA	19.4%
Synthetic Investment Grade Pooled Corporate CDO	433	AAA	11.3%
Synthetic High Yield Pooled Corporate CDO	427	Super Senior	23.8%
Synthetic Investment Grade Pooled Corporate CDO	425	Super Senior	12.7%
Synthetic High Yield Pooled Corporate CDO	419	AAA	23.7%
Churchill Financial Cayman	415	AAA	33.3%
Westchester CLO	401	Super Senior	34.1%
Grayson CLO	399	Super Senior	23.2%
Option One 2007-FXD2	399	B	19.3%
Synthetic Investment Grade Pooled Corporate CDO	399	Super Senior	14.0%
Synthetic High Yield Pooled Corporate CDO	395	AAA	36.0%
Nomura Asset Accept. Corp. 2007-1	388	CCC	3.6%
Synthetic High Yield Pooled Corporate CDO	383	Super Senior	36.0%
Stone Tower III	381	AA-	21.1%
Synthetic Investment Grade Pooled Corporate CDO	377	Super Senior	11.0%
Synthetic Investment Grade Pooled Corporate CDO	374	Super Senior	13.9%
Synthetic High Yield Pooled Corporate CDO	369	AAA	29.5%
Cent CDO 15 Limited	360	Super Senior	16.4%
Stone Tower CLO V	357	Super Senior	27.7%
Synthetic High Yield Pooled Corporate CDO	351	AAA	34.0%
Synthetic High Yield Pooled Corporate CDO	349	AAA	24.7%
Harborview 2006-12 (NEGAM)	346	BB	11.7%
Muir Grove CLO	340	AA+	20.8%
KKR Financial CLO 2005-1	333	AAA	22.3%
Synthetic High Yield Pooled Corporate CDO	333	Super Senior	33.1%
Monument Park CDO	332	A+	12.2%
Madison Park Funding	329	AAA	23.1%

Total top 50 U.S. structured finance exposures	$26,268

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Municipal Corp.

Largest Exposures by Sector (Continued)

As of March 31, 2010

(in millions)

25 Largest Non-U.S. Exposures

	Net Par Outstanding	Rating(1)
Credit Name:
Channel Link Enterprises Finance Plc	$858	BBB
Hydro-Quebec, Province of Quebec Guaranteed	836	A+
International AAA Sovereign Debt Synthetic CDO	821	AAA
Sydney Airport	701	BBB
Synthetic Investment Grade Pooled Corporate CDO	694	Super Senior
Sydney Airport Finance Company Pty Limited	586	BBB
SYNTHETIC INVESTMENT GRADE POOLED CORPORATE CDO	556	Super Senior
Japan Expressway Holding and Debt Repayment Agency	542	AA
Thames Water Utilities Finance Plc	534	A-
Regional Aircraft Securitization Program "RASPRO" (guaranteed by Investissement Québec) an aircraft lease securitization	484	A
Artesian Finance II Plc (Southern)—Swap Policy	482	A-
Central Nottinghamshire Hospitals plc	449	BBB
Capital Hospitals (Issuer) plc	438	BBB-
Queen Street CLO I	424	Super Senior
Synthetic Investment Grade Pooled Corporate CDO	416	AAA
Province of Quebec	416	A+
Southern Gas Networks PLC	401	BBB
Integrated Accomodation Services PLC	392	BBB+
M6 Duna Autopalya Koncesszios Zartkoruen Mukodo Reszvenytarsasag	383	BBB
Synthetic Investment Grade Pooled Corporate CDO	381	Super Senior
A28 motorway	380	BBB
Synthetic Investment Grade Pooled Corporate CDO	377	Super Senior
Synthetic Investment Grade Pooled Corporate CDO	375	AAA
Stone Tower Credit Funding	373	AAA
Campania Region—Healthcare receivable	371	A-

Total top 25 non-U.S. exposures	$12,670

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Municipal Corp.

Largest Exposures by Sector (Continued)

As of March 31, 2010

(dollars in millions)

10 Largest Residential Mortgage Servicers Exposures

Net Par Outstanding
Servicer:
Bank of America N.A.(1)	$5,863
American Home Mortgage Acceptance, Inc.	1,722
GMAC Mortgage Corporation	1,092
Specialized Loan Servicing, LLC	887
Ocwen Loan Servicing, LLC	831
Wells Fargo Bank N.A.	749
One West Bank Group LLC	705
First Tennessee Bank N.A.	455
Flagstar Bank, FSB	287
Litton Loan Servicing LP	284

Total top 10 residential mortgage servicers exposures	$12,875

10 Largest Healthcare Exposures

	Net Par Outstanding	Internal Rating(2)	State
Credit Name:
SSM Health Care	$250	A+	MO
Asante Health System	247	A	OR
Hospital Sisters Health Services Inc Obligated Group	203	AA-	IL
MultiCare Health System	198	A+	WA
CHRISTUS Health	192	A+	TX
Clarian Health Partners	177	A+	IN
Carolina HealthCare System	176	AA-	NC
Catholic Health Initiatives	168	AA	CO
Memorial Hermann Healthcare	166	A	TX
OSF HealthCare System	163	A	IL

Total top 10 healthcare exposures	$1,940

(1)
Includes Countrywide Home Loans Servicing LP.

(2)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Municipal Corp.

Financial Guaranty Insurance and Credit Derivatives Surveillance Categories

(dollars in millions)

Net Par Outstanding by BIG Category(1)

	March 31, 2010	December 31, 2009
Description:
BIG:
Category 1
U.S. public finance	$664	$991
Non-U.S. public finance	369	380
U.S. structured finance	1,889	1,775
Non-U.S. structured finance	2	2

Total Category 1	2,924	3,148
Category 2
U.S. public finance	333	330
Non-U.S. public finance	—	—
U.S. structured finance	4,326	4,601
Non-U.S. structured finance	2	2

Total Category 2	4,661	4,933
Category 3
U.S. public finance	179	186
Non-U.S. public finance	—	—
U.S. structured finance	4,042	3,895
Non-U.S. structured finance	76	77

Total Category 3	4,297	4,158

BIG Total	$11,882	$12,239

(1)
Assured Guaranty's surveillance department is responsible for monitoring our portfolio of credits and maintains a list of BIG credits. The BIG credits are divided into three categories: BIG Category 1: BIG transactions showing sufficient deterioration to make material losses possible, but for which no losses have been incurred. Non-investment grade transactions on which liquidity claims have been paid are in this category. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 2: BIG transactions for which expected losses have been established but for which no unreimbursed claims have yet been paid. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 3: BIG transactions for which expected losses have been established and on which unreimbursed claims have been paid. Transactions remain in this category when claims have been paid and only a recoverable remains. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly.

Assured Guaranty Municipal Corp.

Loss and Loss Adjustment Expense ("LAE") Reserves by Segment/Type

(in millions)

As of March 31, 2010
Financial guaranty insurance reserves by segment and type:
Gross	$100.6
Ceded	17.5

Net financial guaranty insurance reserves	$83.1

Salvage and subrogation recoverable:
Gross	$65.8
Ceded(1)	13.9

Net salvage and subrogation recoverable	$51.9

Credit derivative reserves by segment and type(2):
Case gross	$104.6
Case ceded	10.8

Case net credit derivative reserves	$93.8

Net loss and LAE reserves on financial guaranty insurance and credit derivative contracts, net of reinsurance(3)
Net loss and LAE reserves on financial guaranty contracts net of ceded reinsurance	$83.1
Credit impairment on credit derivative contracts	93.8

Net loss and LAE reserves	$176.9

(1)
Recorded in "reinsurance balances payable, net" on the consolidated balance sheets.

(2)
Credit derivative assets and liabilities recorded on the balance sheet incorporate estimates of expected losses.

(3)
Gross of salvage and subrogation assets.

Assured Guaranty Municipal Corp.

Financial Guaranty Losses Incurred and Paid

As of March 31, 2010

(in millions)

Financial Guaranty Insurance Contracts and Credit Derivatives	Total Net Par Outstanding for BIG Transactions	1Q-10 Incurred Losses	1Q-10 Paid Losses	Net Loss and LAE Reserve	Net Salvage and Subrogation Assets	Net Loss and LAE Reserve(1)	Expected Loss to be Expensed
First lien:
Prime first lien	$—	$—	$—	$—	$—	$—	$—
Alt-A first lien	1,411.7	4.2	14.8	0.7	—	0.7	178.2
Alt-A option ARMs	2,232.4	32.1	15.2	51.4	4.9	46.5	478.1
Subprime first lien	2,151.1	15.4	0.5	48.8	1.5	47.3	80.4

Total first lien	5,795.2	51.7	30.5	100.9	6.4	94.5	736.7
Second lien:
CES	930.7	(6.7)	10.3	36.3	—	36.3	167.9
HELOC	3,080.2	10.0	112.2	3.9	45.5	(41.6)	271.9

Total second lien	4,010.9	3.3	122.5	40.2	45.5	(5.3)	439.8

Total U.S. RMBS	9,806.1	55.0	153.0	141.1	51.9	89.2	1,176.5
Other structured finance	531.2	3.8	0.5	26.6	—	26.6	7.6
Public finance	1,544.3	7.4	2.7	9.2	—	9.2	39.1

Total including VIEs	$11,881.6	$66.2	$156.2	$176.9	$51.9	$125.0	$1,223.2

Consoidation of VIEs	—	(10.0)	(17.9)			—	(89.0)

Total	$11,881.6	$56.2	$138.3			$125.0	$1,134.2

(1)
Includes credit impairment on credit derivative transactions. Net of reinsurance and salvage and subrogation recoverable.

Assured Guaranty Municipal Corp.

Summary of Statutory Financial and Statistical Data

(dollars in millions)

		Year Ended December 31,
	Q1 2010	2009	2008	2007	2006	2005
Statutory Data
Net income (loss)	$0.5	$228.2	$(1,376.7)	$312.9	$339.6	$293.5
Policyholders' surplus	$863	$909	$711	$1,609	$1,543	$1,511
Contingency reserve	1,357	1,323	1,282	1,094	1,011	907

Qualified statutory capital	2,220	2,232	1,993	2,703	2,554	2,418
Unearned premium reserve	2,229	2,392	2,520	2,275	2,071	1,850
Loss and LAE reserves	1,252	1,236	1,688	98	53	54

Total policyholders' surplus and reserves	5,701	5,860	6,201	5,076	4,678	4,322
Present value of installment premiums	846	874	963	1,113	828	804
Standby line of credit/stop loss	498	498	550	550	550	550

Total claims-paying resources	$7,045	$7,232	$7,714	$6,739	$6,056	$5,676
Statutory Financial Ratios
Loss and LAE ratio	198.8%	17.4%	480.2%	16.1%	0.0%	2.1%
Expense ratio	NM	48.1%	9.1%	30.0%	29.9%	27.8%

Combined ratio	NM	65.5%	489.3%	46.1%	29.9%	29.9%
Other Financial Information (Statutory basis):
Net debt service outstanding (end of period)	$525,788	$568,594	$631,886	$623,158	$552,695	$497,625
Gross debt service outstanding (end of period)	745,139	755,360	834,426	858,458	765,632	686,134
Net par outstanding (end of period)	352,809	381,148	424,393	426,512	376,456	351,398
Gross par outstanding (end of period)	487,713	493,798	545,568	564,515	498,619	472,374
Ceded par to all Assured Guaranty companies	65,017	32,501	32,927	30,872	37,590	44,599
Ceded par to other companies	69,887	79,433	88,248	107,131	84,573	76,377
Ratios:
Net par insured to statutory capital	159:1	171:1	213:1	158:1	147:1	145:1
Capital ratio(1)	237:1	255:1	317:1	231:1	216:1	206:1
Financial resources ratio(2)	75:1	79:1	82:1	92:1	91:1	88:1
Gross debt service written:
Public finance	$8,600	$4,202	$85,666	$133,792	$127,294	$120,745
Structured finance	—	—	5,193	57,434	48,794	40,347

Total gross debt service written	$8,600	$4,202	$90,859	$191,226	$176,088	$161,092

(1)
The capital ratio is calculated by dividing net par and interest insured divided by qualified statutory capital.

(2)
The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

NM = Not meaningful

 Glossary

        Below are the brief descriptions of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2009.

        General Obligation Bonds are full faith and credit bonds that are issued by states, their political subdivisions and other municipal issuers, and are supported by the general obligation of the issuer to pay from available funds and by a pledge of the issuer to levy ad valorem taxes in an amount sufficient to provide for the full payment of the bonds.

        Tax-Backed Bonds are obligations that are supported by the issuer from specific and discrete sources of taxation. They include tax-backed revenue bonds, general fund obligations and lease revenue bonds. Tax-backed obligations may be secured by a lien on specific pledged tax revenues, such as a gasoline or excise tax, or incrementally from growth in property tax revenue associated with growth in property values. These obligations also include obligations secured by special assessments levied against property owners and often benefit from issuer covenants to enforce collections of such assessments and to foreclose on delinquent properties. Lease revenue bonds typically are general fund obligations of a municipality or other governmental authority that are subject to annual appropriation or abatement; projects financed and subject to such lease payments ordinarily include real estate or equipment serving an essential public purpose. Bonds in this category also include moral obligations of municipalities or governmental authorities.

        Municipal Utility Bonds are obligations of all forms of municipal utilities, including electric, water and sewer utilities and resource recovery revenue bonds. These utilities may be organized in various forms, including municipal enterprise systems, authorities or joint action agencies.

        Transportation Bonds include a wide variety of revenue-supported bonds, such as bonds for airports, ports, tunnels, municipal parking facilities, toll roads and toll bridges.

        Healthcare Bonds are obligations of healthcare facilities, including community based hospitals and systems, as well as of health maintenance organizations and long-term care facilities.

        Higher Education Bonds are obligations secured by revenue collected by either public or private secondary schools, colleges and universities. Such revenue can encompass all of an institution's revenue, including tuition and fees, or in other cases, can be specifically restricted to certain auxiliary sources of revenue.

        Housing Revenue Bonds are obligations relating to both single and multi-family housing, issued by states and localities, supported by cash flow and, in some cases, insurance from entities such as the Federal Housing Administration.

        Infrastructure Bonds include obligations issued by a variety of entities engaged in the financing of infrastructure projects, such as roads, airports, ports, social infrastructure and other physical assets delivering essential services supported by long-term concession arrangements with a public sector entity.

        Investor-Owned Utility Bonds are obligations primarily backed by investor-owned utilities, first mortgage bond obligations of for-profit electric or water utilities providing retail, industrial and commercial service, and also include sale-leaseback obligation bonds supported by such entities.

        Regulated Utilities Obligations are issued by government-regulated providers of essential services and commodities, including electric, water and gas utilities. The majority of the Company's international regulated utility business is conducted in the UK.

        Pooled Infrastructure Obligations are synthetic asset-backed obligations that take the form of CDS obligations or credit-linked notes that reference either infrastructure finance obligations or a pool of such obligations, with a defined deductible to cover credit risks associated with the referenced obligations.

        Other Public Finance.    Other domestic public finance obligations insured by AGM include bonds secured by revenues and guarantees from the Federal government, financings supported by specific state or local government entity revenues and stadium financings.

        Pooled Corporate Obligations are securities primarily backed by various types of corporate debt obligations, such as secured or unsecured bonds, bank loans or loan participations and trust preferred securities. These securities are often issued in "tranches," with subordinated tranches providing credit support to the more senior tranches. The Company's financial guaranty exposures generally are to the more senior tranches of these issues.

        Residential Mortgage-Backed Securities ("RMBS") and Home Equity Securities are obligations backed by closed-end first mortgage loans and closed- and open-end second mortgage loans or home equity loans on one-to-four family residential properties, including condominiums and cooperative apartments. First mortgage loan products in these transactions include fixed rate, adjustable rate ("ARM") and option adjustable-rate ("Option ARM") mortgages. The credit quality of borrowers covers a broad range, including "prime", "subprime" and "Alt-A". A prime borrower is generally defined as one with strong risk characteristics as measured by factors such as payment history, credit score, and debt-to-income ratio. A subprime borrower is a borrower with higher risk characteristics, usually as determined by credit score and/or credit history. An Alt-A borrower is generally defined as a prime quality borrower that lacks certain ancillary characteristics, such as fully documented income.

        Financial Products is the guaranteed investment contracts ("GICs") portion of the former Financial Products Business of AGMH. AGM has issued financial guaranty insurance policies on the GICs and in respect of the GICs business that cannot be revoked or cancelled. Assured Guaranty is indemnified against exposure to the former Financial Products Business by Dexia. In addition, the French and Belgian governments have issued guaranties in respect of the GICs portion of the Financial Products Business. The Financial Products Business is currently being run off.

        Structured Credit Securities include program-wide credit enhancement for commercial paper conduits in the U.S., and securities issued in whole business securitizations and intellectual property securitizations. Program-wide credit enhancement generally involves insuring against the default of ABS in a bank-sponsored commercial paper conduit. Securities issued in whole business and intellectual property securitizations are backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

        Consumer Receivables Securities are obligations backed by non-mortgage consumer receivables, such as automobile loans and leases, credit card receivables and other consumer receivables.

        Commercial Mortgage-Backed Securities ("CMBS") are obligations backed by pools of commercial mortgages. The collateral supporting CMBS include office, multi-family, retail, hotel, industrial and other specialized or mixed-use properties.

        Commercial Receivables Securities are obligations backed by equipment loans or leases, fleet auto financings, business loans and trade receivables. Credit support is derived from the cash flows generated by the underlying obligations, as well as property or equipment values as applicable.

        Insurance Securitization Securities are obligations secured by the future earnings from pools of various types of insurance/reinsurance policies and income produced by invested assets.

        Other Structured Finance Securities are obligations backed by assets not generally described in any of the other described categories.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

        This Financial Supplement references financial measures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"), which management uses in order to assist analysts and investors in evaluating the Company's financial results. These financial measures not in accordance with GAAP ("non-GAAP financial measures") are defined below. In each case, the most directly comparable financial measure under GAAP, if available, is presented and a reconciliation of the non-GAAP financial measure and GAAP financial measure is provided. This presentation is consistent with how Assured Guaranty's management, analysts and investors evaluate the Company's financial results and is comparable to estimates published by analysts in their research reports on AGM.

        (a) PVP or present value of new business production:    PVP is a non-GAAP financial measure defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6%. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for AGM by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and the net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives ("Credit Derivative Revenues") do not adequately measure. For purposes of the PVP calculation, management discounts estimated future installment premiums on insurance contracts at 6%, while under GAAP, these amounts are discounted at a risk free rate. Additionally, under GAAP, management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be based upon a shorter period of time than the contractual term of the transaction. Actual future net earned or written premiums and Credit Derivative Revenues may differ from PVP due to factors including, but not limited to, prepayments, amortizations, refundings, contract terminations or defaults that may or may not result from changes in market interest rates, foreign exchange rates, refinancing or refundings, prepayment speeds, policy changes or terminations, credit defaults or other factors. PVP should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

        (b) Operating income:    Operating income is a non-GAAP financial measure defined as net income (loss) attributable to Assured Guaranty Municipal Corp. (which excludes noncontrolling interests in consolidated variable interest entities), adjusted for the following:

  1)
  Elimination of the after-tax realized gains (losses) on the Company's investment portfolios;

  2)
  Elimination of the after-tax non-credit impairment unrealized fair value gains (losses) on credit derivatives accounted for as derivatives, which is the amount in excess of the present value of the expected estimated economic credit losses;

  3)
  Elimination of the after-tax fair value gains (losses) on the Company's committed capital securities;

  4)
  Elimination gain on bargain purchase; and

  5)
  Elimination of after-tax non-economic fair value adjustments and net interest margin of consolidated financial guaranty variable interest entities.

        Management believes that operating income is a useful measure for management, investors and analysts because the presentation of operating income clarifies the understanding of the Company's results of operations by highlighting the underlying profitability of its business. Realized gains and losses on the Company's investment portfolios are excluded from operating income because the timing and amount of realized gains and losses are not directly related to the Company's insurance businesses. Non-credit impairment unrealized fair value gains and losses on credit derivatives as well as fair value gains and losses on the Company's committed capital securities and fair value adjustments and net interest margin of financial guaranty VIEs are excluded from operating income because these gains and losses do not result in an economic gain or loss and are heavily affected by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors. Operating income should not be viewed as a substitute for net income (loss) determined in accordance with GAAP.

        (c) Operating shareholder's equity:    Operating shareholder's equity is a non-GAAP financial measure calculated as shareholders' equity attributable to Assured Guaranty Municipal Corp. (which excludes noncontrolling interests in consolidated variable interest entities) reported under GAAP, adjusted for the following fair value adjustments deemed to be unrelated to credit impairment:

  1)
  Elimination of the after-tax unrealized gains (losses) on the Company's investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation;

  2)
  Elimination of the after-tax non-credit impairment unrealized fair value gains (losses) on credit derivatives accounted for as derivatives, which is the amount in excess of the present value of the expected estimated economic credit losses;

  3)
  Elimination of the after-tax fair value gains (losses) on the Company's committed capital securities; and

  4)
  Elimination of after-tax non-economic fair-value adjustments of consolidated financial guaranty VIEs.

        Management believes that operating shareholder's equity is a useful measure for management, investors and analysts because the presentation of this measure clarifies the understanding of the Company's results of operations by highlighting the underlying profitability of its business. Non-credit impairment unrealized fair value gains and losses on credit derivatives, fair value gains and losses on the Company's committed capital securities, non-economic fair value adjustments of consolidated financial guaranty VIEs and unrealized gains and losses on the Company's investment portfolios recorded in accumulated comprehensive income are excluded from operating shareholders' equity because these gains and losses do not result in an economic gain or loss and are heavily affected by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors. Operating shareholders' equity should not be viewed as a substitute for shareholders' equity determined in accordance with GAAP.

        (d) Operating return on equity ("Operating ROE"):    Operating ROE is a non-GAAP financial measure that represents operating income for the specified period divided by the average of operating shareholders' equity at the beginning and the end of the specified period

        (e) Adjusted Book Value:    Adjusted book value is a non-GAAP financial measure calculated as shareholders' equity attributable to Assured Guaranty Municipal Corp. (which excludes noncontrolling interests in variable interest entities) adjusted for the following:

  1)
  Elimination of after-tax non-economic fair-value adjustments of consolidated financial guaranty VIEs;

  2)
  Elimination of the after-tax non-credit impairment unrealized fair value gains (losses) on credit derivatives accounted for as derivatives, which is the amount in excess of the present value of expected estimated economic credit losses;

  3)
  Elimination of the after-tax fair value gains (losses) on the Company's committed capital securities;

  4)
  Elimination of the after-tax unrealized gains (losses) on the Company's investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation;

  5)
  Elimination of after-tax deferred acquisition costs;

  6)
  Addition of the after-tax net present value of estimated net future credit derivative revenue discounted at 6% and the addition of the after-tax value of net unearned revenue on credit derivatives; and

  7)
  Addition of the after-tax value of the net unearned premium reserve on financial guaranty contracts in excess of net expected loss to be expensed.

        Management believes that adjusted book value is a useful measure for management, investors and analysts because the calculation of adjusted book value permits an evaluation of the net present value of the Company's in force premiums and shareholders' equity. The premiums included in adjusted book value will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors. This measure should not be viewed as a substitute for shareholders' equity attributable to AGM determined in accordance with GAAP.

        (e) Net present value of estimated net future credit derivative revenue:    Net present value of estimated net future credit derivative revenue is a non-GAAP financial measure defined as the present value of estimated future revenue from our credit derivative in-force book of business, net of reinsurance, ceding commissions and premium taxes in excess of expected losses, and discounted at 6%. Management believes that net present value of estimated net future credit derivative revenue is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated credit derivative revenue. Estimated net future credit derivative revenue may change from period to period due to changes in par outstanding, maturity, or other factors that result from market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults or other factors. There is no comparable GAAP financial measure.

MUNICIPAL

Contacts:
Equity Investors: Sabra Purtill Managing Director, Investor Relations (212) 408-6044 spurtill@assuredguaranty.com
Ross Aron Assistant Vice President, Investor Relations (212) 261-5509 raron@assuredguaranty.com
Assured Guaranty Municipal Corp. 31 West 52nd Street New York, NY 10019 (212) 974-0100 www.assuredguaranty.com	Fixed Income Investors: Robert Tucker Managing Director, Fixed Income Investor Relations (212) 339-0861 rtucker@assuredguaranty.com
Michael Walker Director, Fixed Income Investor Relations (212) 261-5575 mwalker@assuredguaranty.com
Media: Betsy Castenir Managing Director, Corporate Communications (212) 339-3424 bcastenir@assuredguaranty.com
Ashweeta Durani Vice President, Corporate Communications (212) 408-6042 adurani@assuredguaranty.com

QuickLinks

  Exhibit 99.2
Assured Guaranty Municipal Corp. March 31, 2010 Financial Supplement
Assured Guaranty Municipal Corp. Selected Financial Highlights (dollars in millions)
Assured Guaranty Municipal Corp. Consolidated Statements of Operations (in millions)
Assured Guaranty Municipal Corp. Consolidated Balance Sheets (dollars in millions)
Assured Guaranty Municipal Corp. Claims Paying Resources and Statutory-basis Exposures(1) (dollars in millions)
Assured Guaranty Municipal Corp. New Business Production (dollars in millions)
Assured Guaranty Municipal Corp. Financial Guaranty Gross Par Written (in millions)
Assured Guaranty Municipal Corp. Underwriting Gain (Loss) (in millions)
Assured Guaranty Municipal Corp. Investment Portfolio As of March 31, 2010 (dollars in millions)
Assured Guaranty Municipal Corp. Present Value of Financial Guaranty Insurance Losses to be Expensed (in millions)
Assured Guaranty Municipal Corp. Financial Guaranty Profile (in millions)
Assured Guaranty Municipal Corp. Expected Amortization of U.S. and Non-U.S. Structured Finance Net Par Outstanding (in millions)
Assured Guaranty Municipal Corp. Pooled Corporate Obligations Profile (dollars in millions)
Assured Guaranty Municipal Corp. Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile (dollars in millions)
Assured Guaranty Municipal Corp. U.S. Consumer Receivables Profile (dollars in millions)
Assured Guaranty Municipal Corp. Credit Derivative Net Par Outstanding Profile (dollars in millions)
Assured Guaranty Municipal Corp. Below Investment Grade Exposures As of March 31, 2010 (in millions)
Assured Guaranty Municipal Corp. Largest Exposures by Sector As of March 31, 2010 (in millions)
Assured Guaranty Municipal Corp. Financial Guaranty Insurance and Credit Derivatives Surveillance Categories (dollars in millions)
Assured Guaranty Municipal Corp. Loss and Loss Adjustment Expense ("LAE") Reserves by Segment/Type (in millions)
Assured Guaranty Municipal Corp. Financial Guaranty Losses Incurred and Paid As of March 31, 2010 (in millions)
Assured Guaranty Municipal Corp. Summary of Statutory Financial and Statistical Data (dollars in millions)
Glossary